Exhibit 99.1

PHOENIX

Financial Supplement

The Phoenix Companies, Inc.

March 31, 2015

The Phoenix Companies, Inc.
Financial Supplement

Wall Street Coverage		For More Information
Firm	Analyst
To receive additional information, including financial supplements and Securities and Exchange Commission filings along with access to other shareholder services, visit the Investor Relations Section on our Web site at Phoenixwm.com or contact our Investor Relations Department at:

JP Morgan	Jimmy Bhullar

Transfer Agent and Registrar
For information or assistance regarding your account, please contact our transfer agent and registrar:		The Phoenix Companies, Inc.
The Phoenix Companies, Inc. C/O Computershare		Investor Relations
P.O. Box 30170, College Station, TX 77842-3170		One American Row
P.O. Box 5056, Hartford, CT 06102-5056
Shareholder Information		Phone: 1-860-403-7100
Security Listings		Fax: 1-860-403-7880
The common stock of The Phoenix Companies, Inc. is traded on the New York Stock Exchange (NYSE) under the symbol "PNX." Our 7.45 percent bond is traded on the NYSE under the symbol "PFX."		e-mail: pnx.ir@phoenixwm.com

For more information on our products and services, call your Phoenix representative or visit our Web site at Phoenixwm.com.

In addition to financial measures presented in accordance with Generally Accepted Accounting Principles (“GAAP”), we use non-GAAP financial measures such as stockholder’s equity, excluding other accumulated OCI, and book value per diluted share, excluding other accumulated OCI, both of which eliminate the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Stockholder’s equity and book value per diluted share are the most directly comparable GAAP measures. A reconciliation of stockholder’s equity to stockholder’s equity, excluding other accumulated OCI, and book value per diluted share to book value per diluted share, excluding other accumulated OCI, for the periods presented herein is set forth on page 1. Therefore, investors should evaluate both GAAP and non-GAAP financial measures when reviewing our performance. Investors should note that our calculation of these measures may differ from similar measures used by other companies. Management believes that these measures provide investors with additional insight into the underlying trends in our operations.

The Phoenix Companies, Inc.
Financial Supplement
March 2015 (unaudited)

Table of Contents

Financial Highlights	1
Consolidated Statements of Income - GAAP	2
Consolidated Statements of Income excluding Closed Block - GAAP	4
Consolidated Balance Sheets	6
Closed Block Assets and Liabilities	7
Variable Universal Life Funds Under Management (FUM)	8
Universal Life Funds Under Management	10
Life Sales	12
Annuity Funds Under Management	14
Fixed Indexed Annuity Funds Under Management	16
Deferred Policy Acquisition Costs	18
General Account Investment Portfolio Summary	19
General Account GAAP Net Investment Income Yields	20
Net Realized Gains (Losses)	21

The Phoenix Companies, Inc.
Financial Highlights
First Quarter 2015 (unaudited)
(amount in millions, except per share data)

For the Period Ended:	March	December 31,
	2015	2014	2013	2012	2011

Balance Sheet Information
General account invested assets	$16,959.6	$16,750.1	$16,083.1	$16,228.7	$15,294.7
Separate account assets	2,969.4	3,020.7	3,402.3	3,316.5	3,816.9
Total assets	21,933.2	21,745.9	21,641.1	21,634.9	21,491.9
Indebtedness	378.9	378.9	378.8	378.8	426.9
Total stockholders' equity attributable to The Phoenix Companies, Inc.	250.4	326.6	589.5	504.7	688.6
Accumulated OCI	(236.6)	(234.4)	(185.0)	(243.8)	(226.4)
Total stockholders' equity, excluding other accumulated OCI	$487.0	$561.0	$774.5	$748.5	$915.4
Debt to total capitalization [1]	43.8%	40.3%	32.9%	33.6%	31.8%
Book value per share	$43.54	$56.82	$102.27	$87.47	$118.42
Per share impact of other accumulated OCI	(41.14)	(40.78)	(32.10)	(42.25)	(39.00)
Book value per share, excluding other accumulated OCI	$84.68	$97.60	$134.37	$129.72	$157.42
Period-end common shares outstanding	5,751	5,748	5,764	5,770	5,815

Indebtedness:
Surplus notes	$126.2	$126.2	$126.1	$126.1	$174.2
Senior unsecured bonds - due 2032	252.7	252.7	252.7	252.7	252.7
Total indebtedness	$378.9	$378.9	$378.8	$378.8	$426.9

Statutory Financial Data for Phoenix Life Insurance Company [2]
Capital, surplus and surplus notes	$447.4	$609.2	$597.0	$793.6	$728.8
Asset valuation reserve (AVR)	143.0	143.0	138.2	128.9	116.9
Capital, surplus, surplus notes and AVR	$590.4	$752.2	$735.2	$922.5	$845.7
Policyholder dividend liability	$170.4	$174.7	$176.6	$180.5	$223.1
Interest maintenance reserve	$(59.2)	$(60.5)	$(66.2)	$(55.5)	$(57.6)
Statutory gain from operations	$(3.5)	$116.2	$79.8	$160.5	$130.5
Statutory net income (loss)	$(9.9)	$132.5	$(21.0)	$156.2	$95.0

[1]	This debt to total capitalization is based on total stockholders' equity, excluding other accumulated OCI.
[2]	Phoenix Life Insurance Company is required to file financial statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by the Insurance Department of the State of New York.

The Phoenix Companies, Inc.
Consolidated Statement of Income - GAAP [1]
First Quarter 2015 (unaudited)
($ in millions, except per share data)

	March		December 31,
	2015	2014	2014	2013	2012	2011

REVENUES:
Premiums	$78.4	$79.6	$332.1	$351.6	$402.3	$449.4
Fee income	133.8	134.8	545.1	550.3	556.0	596.9
Net investment income	209.3	211.5	830.9	789.7	827.8	824.0
Net realized gains (losses):
Total other-than-temporary impairment ("OTTI") losses	(7.0)	—	(7.7)	(7.0)	(50.8)	(65.8)
Portion of OTTI losses recognized in other comprehensive income ("OCI")	(1.4)	(0.2)	(0.4)	(4.8)	22.9	38.5
Net OTTI losses recognized in earnings	(8.4)	(0.2)	(8.1)	(11.8)	(27.9)	(27.3)
Net realized gains (losses), excluding OTTI losses	(7.7)	(26.7)	(33.1)	27.8	11.1	(5.3)
Net realized gains (losses)	(16.1)	(26.9)	(41.2)	16.0	(16.8)	(32.6)
Gain on debt repurchase	—	—	—	—	11.9	0.2
Total revenues	405.4	399.0	1,666.9	1,707.6	1,781.2	1,837.9

BENEFITS AND EXPENSES:
Policy benefits	292.0	230.3	1,119.2	965.1	1,162.4	1,138.8
Policyholder dividends	40.1	72.2	244.8	235.9	292.1	259.4
Policy acquisition cost amortization	17.1	24.6	119.6	103.1	196.1	166.7
Interest expense on indebtedness	7.1	7.1	28.3	28.3	30.8	31.8
Other operating expenses	123.8	97.2	350.2	337.1	253.3	246.6
Total benefits and expenses	480.1	431.4	1,862.1	1,669.5	1,934.7	1,843.3
Income (loss) from continuing operations before income taxes	(74.7)	(32.4)	(195.2)	38.1	(153.5)	(5.4)
Income tax expense (benefit)	(2.2)	(4.8)	10.5	8.5	(4.7)	12.4
Income (loss) from continuing operations	(72.5)	(27.6)	(205.7)	29.6	(148.8)	(17.8)
Income (loss) from discontinued operations, net of income taxes	(0.5)	(0.6)	(3.5)	(2.9)	(15.6)	(21.6)
Net income (loss)	(73.0)	(28.2)	(209.2)	26.7	(164.4)	(39.4)
Less: Net income (loss) attributable to noncontrolling interests	1.0	(0.1)	4.0	0.7	0.6	(0.5)
Net income (loss) attributable to The Phoenix Companies, Inc.	$(74.0)	$(28.1)	$(213.2)	$26.0	$(165.0)	$(38.9)

EARNINGS (LOSS) PER SHARE:
Income (loss) from continuing operations – basic	$(12.78)	$(4.79)	$(36.48)	$5.04	$(25.90)	$(2.98)
Income (loss) from continuing operations – diluted	$(12.78)	$(4.79)	$(36.48)	$5.01	$(25.90)	$(2.98)
Income (loss) from discontinued operations – basic	$(0.09)	$(0.10)	$(0.61)	$(0.51)	$(2.70)	$(3.71)
Income (loss) from discontinued operations – diluted	$(0.09)	$(0.10)	$(0.61)	$(0.50)	$(2.70)	$(3.71)
Net income (loss) attributable to The Phoenix Companies, Inc. – basic	$(12.87)	$(4.89)	$(37.09)	$4.53	$(28.60)	$(6.69)
Net income (loss) attributable to The Phoenix Companies, Inc. – diluted	$(12.87)	$(4.89)	$(37.09)	$4.51	$(28.60)	$(6.69)
Basic weighted-average common shares outstanding (in thousands)	5,751	5,742	5,748	5,735	5,770	5,815
Diluted weighted-average common shares outstanding (in thousands)	5,751	5,742	5,748	5,764	5,770	5,815
———————
[1] Certain reclassifications have been made to prior periods to conform with the current presentation.

The Phoenix Companies, Inc.
Consolidated Statement of Income - GAAP [1]
First Quarter 2015 (unaudited)
($ in millions, except per share data)

Quarters Ended
	2014				2015
	March	June	September	December	March
REVENUES:
Premiums	$79.6	$83.2	$78.1	$91.2	$78.4
Fee income	134.8	134.2	135.2	140.9	133.8
Net investment income	211.5	191.5	204.9	223.0	209.3
Net realized gains (losses):
Total other-than-temporary impairment ("OTTI") losses	—	(1.0)	(3.7)	(3.0)	(7.0)
Portion of OTTI losses recognized in other comprehensive income ("OCI")	(0.2)	—	(0.2)	—	(1.4)
Net OTTI losses recognized in earnings	(0.2)	(1.0)	(3.9)	(3.0)	(8.4)
Net realized gains (losses), excluding OTTI losses	(26.7)	5.2	0.1	(11.7)	(7.7)
Net realized gains (losses)	(26.9)	4.2	(3.8)	(14.7)	(16.1)
Total revenues	399.0	413.1	414.4	440.4	405.4

BENEFITS AND EXPENSES:
Policy benefits	230.3	301.3	263.6	324.0	292.0
Policyholder dividends	72.2	42.6	57.0	73.0	40.1
Policy acquisition cost amortization	24.6	19.1	29.4	46.5	17.1
Interest expense on indebtedness	7.1	7.1	7.0	7.1	7.1
Other operating expenses	97.2	84.4	77.0	91.6	123.8
Total benefits and expenses	431.4	454.5	434.0	542.2	480.1
Income (loss) from continuing operations before income taxes	(32.4)	(41.4)	(19.6)	(101.8)	(74.7)
Income tax expense (benefit)	(4.8)	(19.6)	2.6	32.3	(2.2)
Income (loss) from continuing operations	(27.6)	(21.8)	(22.2)	(134.1)	(72.5)
Income (loss) from discontinued operations, net of income taxes	(0.6)	(0.6)	(0.3)	(2.0)	(0.5)
Net income (loss)	(28.2)	(22.4)	(22.5)	(136.1)	(73.0)
Less: Net income (loss) attributable to noncontrolling interests	(0.1)	—	(0.1)	4.2	1.0
Net income (loss) attributable to The Phoenix Companies, Inc.	$(28.1)	$(22.4)	$(22.4)	$(140.3)	$(74.0)

EARNINGS (LOSS) PER SHARE:
Income (loss) from continuing operations – basic	$(4.79)	$(3.80)	$(3.85)	$(24.05)	$(12.78)
Income (loss) from continuing operations – diluted	$(4.79)	$(3.80)	$(3.85)	$(24.05)	$(12.78)
Income (loss) from discontinued operations – basic	$(0.10)	$(0.10)	$(0.05)	$(0.35)	$(0.09)
Income (loss) from discontinued operations – diluted	$(0.10)	$(0.10)	$(0.05)	$(0.35)	$(0.09)
Net income (loss) attributable to The Phoenix Companies, Inc. – basic	$(4.89)	$(3.90)	$(3.90)	$(24.40)	$(12.87)
Net income (loss) attributable to The Phoenix Companies, Inc. – diluted	$(4.89)	$(3.90)	$(3.90)	$(24.40)	$(12.87)
Basic weighted-average common shares outstanding (in thousands)	5,742	5,749	5,750	5,750	5,751
Diluted weighted-average common shares outstanding (in thousands)	5,742	5,749	5,750	5,750	5,751
———————
[1] Certain reclassifications have been made to prior periods to conform with the current presentation.

The Phoenix Companies, Inc.
Consolidated Statement of Income excluding Closed Block - GAAP
First Quarter 2015 (unaudited)
($ in millions)

	March		December 31,
	2015	2014	2014	2013	2012	2011
REVENUES:
Premiums	$8.2	$6.8	$30.3	$33.8	$32.8	$35.7
Fee income	133.8	134.8	545.1	550.3	556.0	596.9
Net investment income	109.1	104.2	419.8	380.1	374.5	358.5
Net realized gains (losses)	(11.5)	(32.2)	(54.0)	(0.6)	(26.0)	(28.3)
Gain on debt repurchase	—	—	—	—	11.9	—
Total revenues	239.6	213.6	941.2	963.6	949.2	962.8

BENEFITS AND EXPENSES:
Policy benefits	176.5	126.5	680.8	500.6	668.6	573.9
Policyholder dividends	—	0.1	0.2	0.2	0.3	0.7
Policy acquisition cost amortization	17.1	24.6	119.6	103.1	196.1	166.7
Interest expense on indebtedness	7.1	7.1	28.3	28.3	30.8	31.8
Other operating expenses	123.7	96.8	347.5	331.8	250.3	242.9
Total benefits and expenses	324.4	255.1	1,176.4	964.0	1,146.1	1,016.0
Income (loss) from continuing operations before income taxes, excl. regulatory closed block [1]	(84.8)	(41.5)	(235.2)	(0.4)	(196.9)	(53.2)
Income (loss) from continuing operations before income taxes - regulatory closed block [2]	10.1	9.1	40.0	38.5	43.4	47.8
Income (loss) from continuing operations before income taxes	$(74.7)	$(32.4)	$(195.2)	$38.1	$(153.5)	$(5.4)

[1] Includes income attributable to noncontrolling interests of $0.5 million and $0.0 for the three months ended March 31, 2015 and 2014, respectively.
[2] Includes income attributable to noncontrolling interests of $0.5 million and $(0.1) million for the three months ended March 31, 2015 and 2014, respectively.

The Phoenix Companies, Inc.
Consolidated Statement of Income excluding Closed Block - GAAP
First Quarter 2015 (unaudited)
($ in millions)

Quarters ended
	2014				2015
	March	June	September	December	March
REVENUES:
Premiums	$6.8	$7.4	$7.0	$9.1	$8.2
Fee income	134.8	134.2	135.2	140.9	133.8
Net investment income	104.2	97.8	102.0	115.8	109.1
Net realized gains (losses)	(32.2)	(0.9)	(4.8)	(16.1)	(11.5)
Total revenues	213.6	238.5	239.4	249.7	239.6

BENEFITS AND EXPENSES:
Policy benefits	126.5	179.2	156.6	218.5	176.5
Policyholder dividends	0.1	0.1	—	—	—
Policy acquisition cost amortization	24.6	19.1	29.4	46.5	17.1
Interest expense on indebtedness	7.1	7.1	7.0	7.1	7.1
Other operating expenses	96.8	83.8	75.5	91.4	123.7
Total benefits and expenses	255.1	289.3	268.5	363.5	324.4
Income (loss) from continuing operations before income taxes, excl. regulatory closed block [1]	(41.5)	(50.8)	(29.1)	(113.8)	(84.8)
Income (loss) from continuing operations before income taxes - regulatory closed block [2]	9.1	9.4	9.5	12.0	10.1
Income (loss) from continuing operations before income taxes	$(32.4)	$(41.4)	$(19.6)	$(101.8)	$(74.7)

[1]	Includes income attributable to noncontrolling interests of $0.5 million and $0.0 for the three months ended March 31, 2015 and 2014, respectively.
[2]	Includes income attributable to noncontrolling interests of $0.5 million and $(0.1) million for the three months ended March 31, 2015 and 2014, respectively.

The Phoenix Companies, Inc.
Consolidated Balance Sheets
First Quarter 2015 (unaudited)
($ in millions)

	March	December 31,
	2015	2014	2013	2012	2011
ASSETS:
Available-for-sale debt securities, at fair value	$12,985.3	$12,679.3	$11,731.5	$11,902.7	$11,475.6
Available-for-sale equity securities, at fair value	175.5	179.5	138.0	88.8	90.2
Short-term investments	154.7	149.7	361.6	699.6	268.2
Limited partnerships and other investments	541.7	542.8	561.3	577.6	565.9
Policy loans, at unpaid principal balances	2,363.9	2,352.1	2,350.3	2,354.7	2,379.3
Derivative instruments	140.2	161.3	228.8	157.4	163.3
Fair value investments	250.8	235.4	215.2	201.5	184.0
Total investments	16,612.1	16,300.1	15,586.7	15,982.3	15,126.5
Cash and cash equivalents	347.5	450.0	496.4	246.4	168.2
Accrued investment income	181.2	176.7	170.4	170.3	175.6
Reinsurance recoverable	600.3	559.1	598.1	591.3	568.5
Deferred policy acquisition costs	836.5	848.6	947.8	898.1	1,114.8
Deferred income taxes, net	28.7	34.2	70.0	39.5	115.3
Other assets	311.9	311.3	320.5	332.0	316.0
Discontinued operations assets	45.6	45.2	48.9	58.5	90.1
Separate account assets	2,969.4	3,020.7	3,402.3	3,316.5	3,816.9
Total assets	$21,933.2	$21,745.9	$21,641.1	$21,634.9	$21,491.9

LIABILITIES:
Policy liabilities and accruals	$12,496.8	$12,417.6	$12,416.6	$12,695.1	$12,670.8
Policyholder deposit funds	4,084.6	3,955.0	3,442.6	3,055.2	2,439.9
Dividend obligations	977.2	916.8	705.7	956.8	713.8
Indebtedness	378.9	378.9	378.8	378.8	426.9
Pension and post-employment liabilities	376.9	380.0	313.1	428.1	428.6
Other liabilities	336.2	289.8	337.3	239.9	224.5
Discontinued operations liabilities	40.6	40.5	43.4	53.1	79.1
Separate account liabilities	2,969.4	3,020.7	3,402.3	3,316.5	3,816.9
Total liabilities	21,660.6	21,399.3	21,039.8	21,123.5	20,800.5

STOCKHOLDERS' EQUITY:
Common stock, $.01 par value: 5.8 million and 5.8 million shares outstanding	0.1	0.1	0.1	0.1	1.3
Additional paid-in capital	2,632.8	2,632.8	2,633.1	2,633.0	2,630.5
Accumulated other comprehensive income (loss)	(236.6)	(234.4)	(185.0)	(243.9)	(226.8)
Retained earnings (accumulated deficit)	(1,963.0)	(1,889.0)	(1,675.8)	(1,701.6)	(1,536.8)
Treasury stock, at cost: 0.7 million and 0.7 million shares	(182.9)	(182.9)	(182.9)	(182.9)	(179.5)
Total The Phoenix Companies, Inc. stockholders' equity	250.4	326.6	589.5	504.7	688.7
Noncontrolling interests	22.2	20.0	11.8	6.7	2.7
Total stockholders' equity	272.6	346.6	601.3	511.4	691.4
Total liabilities and stockholders' equity	$21,933.2	$21,745.9	$21,641.1	$21,634.9	$21,491.9

The Phoenix Companies, Inc.
Closed Block Assets and Liabilities
First Quarter 2015 (unaudited)
($ in millions)

	March	December 31,
	2015	2014	2013

Available-for-sale debt securities	$5,886.1	$5,877.0	$5,753.4
Available-for-sale equity securities	89.0	91.7	76.5
Short-term investments	9.9	—	106.9
Limited partnerships and other investments	347.1	343.4	345.0
Policy loans	1,149.7	1,159.1	1,201.6
Fair value investments	65.3	59.8	42.5
Total closed block investments	7,547.1	7,531.0	7,525.9
Cash and cash equivalents	99.0	89.6	78.2
Accrued investment income	80.7	80.7	81.7
Reinsurance recoverable	36.6	19.1	26.8
Deferred income taxes, net	289.0	290.3	285.4
Other closed block assets	65.4	67.4	58.2
Total closed block assets	8,117.8	8,078.1	8,056.2
Policy liabilities and accruals	8,018.0	8,058.2	8,258.4
Policyholder dividends payable	201.0	201.9	207.8
Policy dividend obligation	776.0	714.8	497.7
Other closed block liabilities	60.6	48.0	65.9
Total closed block liabilities	9,055.6	9,022.9	9,029.8
Excess of closed block liabilities over closed block assets [1]	937.8	944.8	973.6
Less: Excess of closed block assets over closed block liabilities
attributable to noncontrolling interests	(12.8)	(11.8)	(8.0)
Excess of closed block liabilities over closed block assets
attributable to The Phoenix Companies, Inc.	$950.6	$956.6	$981.6
———————
[1] The maximum future earnings summary to inure to the benefit of the stockholders is represented by the excess of closed block liabilities over closed block assets. All unrealized investment gains (losses), net of income tax, have been allocated to the policyholder dividend obligation.

The Phoenix Companies, Inc.
Variable Universal Life
Funds Under Management
First Quarter 2015 (unaudited)
($ in millions)

	March		December 31,
	2015	2014	2014	2013	2012	2011
Balance, beginning of period	$1,062.6	$1,089.3	$1,089.3	$1,014.3	$1,019.1	$1,151.6
Deposits	17.4	17.6	70.1	75.4	82.6	98.3
Surrenders	(19.4)	(19.4)	(79.1)	(102.8)	(123.4)	(135.4)
Net flows	(2.0)	(1.8)	(9.0)	(27.4)	(40.8)	(37.1)
Deaths	(1.3)	(2.2)	(6.9)	(5.7)	(5.2)	(5.6)
Performance and interest credited	25.8	13.0	59.9	182.5	120.2	(6.7)
Fees	(2.0)	(2.2)	(8.5)	(9.1)	(10.3)	(11.5)
Cost of insurance	(15.6)	(16.0)	(62.2)	(65.3)	(68.7)	(71.6)
Change in FUM	4.9	(9.2)	(26.7)	75.0	(4.8)	(132.5)
Balance, end of period	$1,067.5	$1,080.1	$1,062.6	$1,089.3	$1,014.3	$1,019.1

The Phoenix Companies, Inc.
Variable Universal Life
Funds Under Management
First Quarter 2015 (unaudited)
($ in millions)

Quarters ended
	2014				2015
	March	June	September	December	March
Balance, beginning of period	$1,089.3	$1,080.1	$1,092.7	$1,056.4	$1,062.6
Deposits	17.6	16.1	18.5	17.9	17.4
Surrenders	(19.4)	(20.7)	(18.6)	(20.4)	(19.4)
Net flows	(1.8)	(4.6)	(0.1)	(2.5)	(2.0)
Deaths	(2.2)	(1.2)	(1.8)	(1.7)	(1.3)
Performance and interest credited	13.0	36.0	(17.0)	27.9	25.8
Fees	(2.2)	(2.3)	(2.0)	(2.0)	(2.0)
Cost of insurance	(16.0)	(15.3)	(15.4)	(15.5)	(15.6)
Change in FUM	(9.2)	12.6	(36.3)	6.2	4.9
Balance, end of period	$1,080.1	$1,092.7	$1,056.4	$1,062.6	$1,067.5

The Phoenix Companies, Inc.
Universal Life
Funds Under Management
First Quarter 2015 (unaudited)
($ in millions)

	March		December 31,
	2015	2014	2014	2013	2012	2011
Balance, beginning of period	$1,781.9	$1,818.2	$1,818.2	$1,837.9	$1,852.8	$1,918.9
Deposits	89.8	87.5	338.7	361.5	384.0	384.5
Surrenders	(18.8)	(18.1)	(62.3)	(64.9)	(73.2)	(89.5)
Net flows	71.0	69.4	276.4	296.6	310.8	295.0
Deaths	(15.3)	(7.9)	(34.8)	(35.5)	(33.6)	(35.8)
Interest credited	17.9	16.5	71.0	75.2	75.1	79.2
Fees	(5.5)	(5.4)	(21.1)	(22.4)	(23.5)	(23.8)
Cost of insurance	(81.0)	(81.8)	(327.8)	(333.6)	(343.7)	(380.7)
Change in FUM	(12.9)	(9.2)	(36.3)	(19.7)	(14.9)	(66.1)
Balance, end of period	$1,769.0	$1,809.0	$1,781.9	$1,818.2	$1,837.9	$1,852.8

The Phoenix Companies, Inc.
Universal Life
Funds Under Management
First Quarter 2015 (unaudited)
($ in millions)

Quarters ended

	2014				2015
	March	June	September	December	March
Balance, beginning of period	$1,818.2	$1,809.0	$1,797.2	$1,787.1	$1,781.9
Deposits	87.5	77.3	79.6	94.3	89.8
Surrenders	(18.1)	(13.2)	(11.3)	(19.7)	(18.8)
Net flows	69.4	64.1	68.3	74.6	71.0
Deaths	(7.9)	(7.8)	(10.2)	(8.9)	(15.3)
Interest credited	16.5	18.2	17.9	18.4	17.9
Fees	(5.4)	(4.8)	(5.2)	(5.7)	(5.5)
Cost of insurance	(81.8)	(81.5)	(80.9)	(83.6)	(81.0)
Change in FUM	(9.2)	(11.8)	(10.1)	(5.2)	(12.9)
Balance, end of period	$1,809.0	$1,797.2	$1,787.1	$1,781.9	$1,769.0

The Phoenix Companies, Inc.
Life Sales
First Quarter 2015 (unaudited)
($ in millions)

	March		December 31,
Life Insurance Sales	2015	2014	2014	2013	2012	2011
Wholesaler Channel
Variable universal life	$—	$—	$—	$—	$0.1	$0.1
Universal life/interest sensitive	1.6	0.2	1.6	2.0	2.2	2.1
Whole life	0.6	0.3	1.6	0.4	0.6	—
Term life	1.8	—	1.6	---	—	—
Life insurance annualized premium [1]	4.0	0.5	4.8	2.4	2.9	2.2

Variable universal life	—	—	—	—	—	—
Universal life/interest sensitive	0.1	—	0.1	0.1	0.2	0.7
Whole life	—	—	—	2.1	5.2	1.6
Life insurance single premium	0.1	—	0.1	2.2	5.4	2.3

Variable universal life	—	—	—	—	0.1	0.1
Universal life/interest sensitive	1.7	0.2	1.7	2.1	2.4	2.8
Whole life	0.6	0.3	1.6	2.5	5.8	1.6
Term life	1.8	—	1.6	—	—	—
Total wholesaler life insurance premium [2]	$4.1	$0.5	$4.9	$4.6	$8.3	$4.5
______________

[1] Annualized premium represents second year premiums on an annual basis.

[2] Total premium represents annualized and single premiums.

The Phoenix Companies, Inc.
Life Sales
First Quarter 2015 (unaudited)
($ in millions)

Quarters ended

	2014				2015
	March	June	September	December	March
Life Insurance Sales
Wholesaler Channel
Variable universal life	$—	$—	$—	$—	$—
Universal life/interest sensitive	0.2	0.3	0.4	0.7	1.6
Whole life	0.3	0.4	0.3	0.6	0.6
Term life	—		0.4	1.2	1.8
Life insurance annualized premium [1]	0.5	0.7	1.1	2.5	4.0

Variable universal life	—	—	—	—	—
Universal life/interest sensitive	—	0.1	—	—	0.1
Whole life	—	—	—	—	—
Life insurance single premium	—	0.1	—	—	0.1

Variable universal life	—	—	—	—	—
Universal life/interest sensitive	0.2	0.4	0.4	0.7	1.7
Whole life	0.3	0.4	0.3	0.6	0.6
Term life	—	—	0.4	1.2	1.8
Total wholesaler life insurance premium [2]	$0.5	$0.8	$1.1	$2.5	$4.1
———————
[1] Annualized premium represents second year premiums on an annual basis.

[2] Total premium represents annualized and single premiums.

The Phoenix Companies, Inc.
Annuity
Funds Under Management
First Quarter 2015 (unaudited)
($ in millions)

	March		December 31,
	2015	2014	2014	2013	2012	2011
Balance, beginning of period	$5,674.5	$5,502.4	$5,502.4	$5,042.1	$4,495.4	$4,083.3
Deposits	189.4	170.4	770.9	682.9	824.2	951.5
Surrenders	(159.4)	(172.7)	(658.4)	(597.8)	(529.9)	(485.1)
Net flows	30.0	(2.3)	112.5	85.1	294.3	466.4
Deaths	(24.5)	(18.7)	(81.8)	(79.7)	(73.3)	(62.7)
Performance and interest credited	65.0	60.0	196.2	514.9	370.3	15.1
Bonus	5.2	2.1	17.3	10.5	16.1	48.4
Fees	(18.5)	(18.3)	(72.1)	(70.5)	(60.7)	(55.1)
Change in FUM	57.2	22.8	172.1	460.3	546.7	412.1
Balance, end of period	$5,731.7	$5,525.2	$5,674.5	$5,502.4	$5,042.1	$4,495.4

The Phoenix Companies, Inc.
Annuity
Funds Under Management
First Quarter 2015 (unaudited)
($ in millions)

Quarters ended

	2014				2015
	March	June	September	December	March
Balance, beginning of period	$5,502.4	$5,525.2	$5,623.0	$5,631.5	$5,674.5
Deposits	170.4	201.0	221.7	177.8	189.4
Surrenders	(172.7)	(170.4)	(157.1)	(158.2)	(159.4)
Net flows	(2.3)	30.6	64.6	19.6	30.0
Deaths	(18.7)	(18.2)	(21.4)	(23.5)	(24.5)
Performance and interest credited	60.0	97.7	(22.1)	60.6	65.0
Bonus	2.1	5.4	5.2	4.6	5.2
Fees	(18.3)	(17.7)	(17.8)	(18.3)	(18.5)
Change in FUM	22.8	97.8	8.5	43.0	57.2
Balance, end of period	$5,525.2	$5,623.0	$5,631.5	$5,674.5	$5,731.7

The Phoenix Companies, Inc.
Fixed Indexed Annuity
Funds Under Management
First Quarter 2015 (unaudited)
($ in millions)

	March		December 31,
	2015	2014	2014	2013	2012	2011
Balance, beginning of period	$2,813.2	$2,259.9	$2,259.9	$1,800.5	$1,139.4	$226.0
Deposits	176.7	154.6	713.7	602.2	741.2	890.8
Surrenders	(50.1)	(37.2)	(160.7)	(135.2)	(75.5)	(24.6)
Net flows	126.6	117.4	553.0	467.0	665.7	866.2
Deaths	(11.3)	(8.9)	(41.9)	(30.9)	(24.3)	(5.7)
Interest credited	14.3	13.8	58.9	41.8	19.3	6.3
Bonus	4.2	1.1	13.6	6.0	13.2	48.4
Fees	(9.2)	(7.0)	(30.3)	(24.5)	(12.8)	(1.8)
Change in FUM	124.6	116.4	553.3	459.4	661.1	913.4
Balance, end of period	$2,937.8	$2,376.3	$2,813.2	$2,259.9	$1,800.5	$1,139.4

The Phoenix Companies, Inc.
Fixed Indexed Annuity
Funds Under Management
First Quarter 2015 (unaudited)
($ in millions)

	2014				2015
	March	June	September	December	March
Balance, beginning of period	$2,259.9	$2,376.3	$2,518.4	$2,694.7	$2,813.2
Deposits	154.6	186.9	208.3	163.9	176.7
Surrenders	(37.2)	(43.4)	(37.5)	(42.6)	(50.1)
Net flows	117.4	143.5	170.8	121.3	126.6
Deaths	(8.9)	(9.4)	(10.9)	(12.7)	(11.3)
Interest credited	13.8	11.0	19.8	14.3	14.3
Bonus	1.1	4.4	4.3	3.8	4.2
Fees	(7.0)	(7.4)	(7.7)	(8.2)	(9.2)
Change in FUM	116.4	142.1	176.3	118.5	124.6
Balance, end of period	$2,376.3	$2,518.4	$2,694.7	$2,813.2	$2,937.8

The Phoenix Companies, Inc.
Deferred Policy Acquisition Costs
First Quarter 2015 (unaudited)
($ in millions)

	March		December 31,
	2015	2014	2014	2013	2012
Composition of Deferred Policy Acquisition Costs by Product:
Variable universal life	$116.9	$125.1	$120.3	$129.3	$140.8
Universal life	118.7	184.4	129.0	214.9	199.7
Variable annuities	60.4	76.5	62.4	84.1	92.2
Fixed annuities	224.1	199.4	220.9	194.3	133.7
Traditional life	316.4	321.5	316.0	325.2	331.7
Total deferred policy acquisition costs	$836.5	$906.9	$848.6	$947.8	$898.1

Changes in Deferred Policy Acquisition Costs:
Balance, beginning of period	$848.6	$947.8	$947.8	$898.1	$1,114.8
Policy acquisition costs deferred	21.8	14.6	72.9	58.4	58.1
Costs amortized to expenses:
Recurring costs	(15.1)	(35.7)	(129.5)	(117.9)	(141.3)
Assumption unlocking	(6.6)	—	(4.4)	25.4	(55.6)
Realized investment gains (losses)	4.6	11.1	14.3	(10.6)	0.8
Offsets to net unrealized investment gains or losses
included in AOCI	(16.8)	(30.9)	(52.5)	94.4	(78.7)
Balance, end of period	$836.5	$906.9	$848.6	$947.8	$898.1

The Phoenix Companies, Inc.
General Account Investment Portfolio Summary
First Quarter 2015 (unaudited)
($ in millions)

Available-for-Sale Debt Securities Ratings by Percentage:
	March 31, 2015
	Fair Value	Amortized Cost

AAA/AA/A	$7,411.8	$6,863.7
BBB	4,652.7	4,365.0
Total investment grade	12,064.5	11,228.7
BB	607.7	595.6
B	267.2	270.5
CCC and lower	35.3	35.9
In or near default	10.6	9.4
Total available-for-sale debt securities	$12,985.3	$12,140.1

% Below Investment Grade	92.9%	92.5%

Unrealized Gains (Losses) on Debt and Equity Securities
Three Months Ended March 31, 2015
	Total	Outside Closed Block	Closed Block

Sources of Changes in Net Unrealized Gains (Losses):

Debt securities	$143.9	$80.5	$63.4
Equity securities	(2.5)	0.4	(2.9)
Other investments	(0.2)	(2.3)	2.1
Net unrealized investment gains (losses)	$141.2	78.6	62.6

Net unrealized investment gains (losses)	$141.2	$78.6	$62.6
Applicable to closed block policyholder dividend obligation	62.7	0.0	62.7
Applicable to deferred policy acquisition cost	16.8	16.8	-
Applicable to other actuarial offsets	58.3	58.4	(0.1)
Applicable to deferred income tax expense (benefit)	7.0	7.0	-
Offsets to net unrealized investment gains (losses)	144.8	82.2	62.6
Net unrealized gains (losses) included in OCI	$(3.6)	$(3.6)	$0.0

The Phoenix Companies, Inc.
General Account GAAP Net Investment Income Yields
First Quarter 2015 (unaudited)
($ in millions)

Sources of Net Investment Income:	March		December 31,
	2015	2014	2014	2013	2012
Debt securities [1]	$148.8	$143.8	$581.6	$565.0	$604.8
Equity securities	1.9	2.1	9.2	7.2	4.3
Limited partnerships and other investments	13.2	26.5	65.3	58.3	63.7
Policy loans	41.7	41.2	167.4	160.0	161.5
Fair value investments	11.1	2.1	25.4	14.1	9.4
Total investment income	216.7	215.7	848.9	804.6	843.7
Less: Discontinued operations	0.3	0.3	1.1	1.3	2.1
Less: Investment expenses	7.1	3.9	16.9	13.6	13.8
Net investment income	$209.3	$211.5	$830.9	$789.7	$827.8
Amounts applicable to closed block	$100.2	$107.3	$411.1	$409.6	$453.3

Annualized Yields:
Debt securities	4.9%	4.9%	4.9%	4.8%	5.3%
Equity securities	4.9%	7.0%	6.7%	7.5%	5.6%
Limited partnerships and other investments	9.7%	18.7%	11.8%	11.2%	11.1%
Policy loans	7.1%	7.0%	7.1%	6.8%	6.8%
Fair value investments	39.2%	6.6%	20.1%	10.9%	7.3%
Total investment yield	5.6%	5.8%	5.6%	5.4%	5.8%

Investment expenses and discontinued operations	0.1%	0.1%	0.1%	0.1%	0.1%
Total net investment income yields	5.4%	5.6%	5.5%	5.3%	5.7%

———————
[1] Includes net investment income on short-term investments.

The Phoenix Companies, Inc.
Net Realized Gains (Losses)
First Quarter 2015 (unaudited)
($ in millions)

	March		December 31,
	2015	2014	2014	2013	2012
Sources and Types of Net Realized Gains (Losses):
Total other-than-temporary debt impairments	$(0.1)	$0.2	$(5.6)	$(7.0)	$(45.7)
Portion of gains (losses) recognized in OCI	(1.4)	(0.2)	(0.4)	(4.8)	22.9
Net debt impairments recognized in earnings	$(1.5)	$—	$(6.0)	$(11.8)	$(22.8)
Debt security impairments:
U.S. government and agency	$—	$—	$—	$—	$—
State and political subdivision	—	—	—	—	(0.6)
Foreign government	—	—	—	—	—
Corporate	(1.3)	—	(6.0)	(3.8)	(3.0)
CMBS	—	—	—	(2.7)	(4.1)
RMBS	(0.2)	—	—	(4.3)	(10.3)
CDO/CLO	—	—	—	(1.0)	(3.8)
Other ABS	—	—	—	—	(1.0)
Net debt security impairments	(1.5)	—	(6.0)	(11.8)	(22.8)
Equity security impairments	(6.9)	(0.2)	(2.1)	—	(4.8)
Limited partnerships and other investment impairments	—	—	—	—	(0.3)
Impairment losses	(8.4)	(0.2)	(8.1)	(11.8)	(27.9)
Debt security transaction gains	8.5	11.6	41.8	45.3	46.4
Debt security transaction losses	(0.9)	(3.9)	(17.7)	(2.2)	(11.1)
Equity security transaction gains	—	1.9	10.4	4.2	14.4
Equity security transaction losses	—	—	(1.0)	(3.8)	(0.4)
Limited partnerships and other investment transaction gains	—	—	—	0.8	7.7
Limited partnerships and other investment transaction losses	—	—	(0.7)	(4.6)	(2.5)
Net transaction gains (losses)	7.6	9.6	32.8	39.7	54.5
Derivative instruments	(2.3)	(23.8)	(20.8)	(27.7)	(50.4)
Embedded derivatives [1]	(10.3)	(12.9)	(45.9)	12.2	4.9
Assets valued at fair value	(2.7)	0.4	0.8	3.6	2.1
Net realized gains (losses), excluding impairment losses	(7.7)	(26.7)	(33.1)	27.8	11.1
Net realized gains (losses), including impairment losses	$(16.1)	$(26.9)	$(41.2)	$16.0	$(16.8)
———————
[1] Includes the change in fair value of embedded derivatives associated with fixed index annuity indexed crediting feature and variable annuity riders.